SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 4, 2005

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, 57th Floor New York, New York 10022-4624

42, rue Saint-Dominique, Paris, France 75007

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (212) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Andrew Gould, Chairman and CEO of Schlumberger Limited (“Schlumberger”), is making a presentation on April 4, 2005 at the Howard Weil Energy Conference. A copy of the presentation and slides is attached as Exhibit 99.1. Schlumberger has also posted this information on its website at www.slb.com/ir.

In addition to financial results determined in accordance with generally accepted accounting principles (GAAP), the attached presentation also includes the following non-GAAP financial measures (as defined under the SEC’s Regulation G):

•	Net debt: Net debt is gross debt less cash, short-term investments and fixed income investments held to maturity. Management believes that net debt provides useful information regarding the level of Schlumberger’s indebtedness by reflecting cash and investments that could be used to repay debt, and that the level of net debt provides useful information as to the results of Schlumberger’s deleveraging efforts.

•	Return on Capital Employed: Return on capital employed (ROCE) is computed as (1) net income from continuing operations excluding charges plus minority interest plus interest expense minus interest income minus tax benefit on interest expense, divided by (2) the average of shareholders’ equity plus average net debt plus average minority interest. Management believes that ROCE provides useful information regarding the value Schlumberger creates for the providers of capital, namely stockholders and bondholders, by reflecting the level of net income generated by continuing operations using a given level of capital.

The following tables show the calculation of net debt and the components of net debt for the periods and as of the dates indicated:

	4Q 2004	2004	2003	2002
	Stated in millions
Net Debt, beginning of period	$(1,658)	$(4,176)	$(5,021)	$(5,037)
Income from continuing operations	351	1,014	398	489
Gain on sale of drilling rigs	—	—	—	(87)
Excess of equity income over dividends received	(2)	(66)	(75)	(38)
Net charges	—	199	440	295
Depreciation and amortization	338	1,308	1,341	1,309
Changes in working capital requirements	96	(492)	(186)	(118)
Capital expenditures	(437)	(1,279)	(1,021)	(1,515)
Dividends paid	(110)	(441)	(437)	(433)
Proceeds from employee stock plans	65	278	172	175
Proceeds from business divestitures	—	1,729	299	259
Proceeds from the sale of the Axalto shares	—	99	—	—
Proceeds from the sale of Atos Origin shares	—	1,165	—	—
Sale of Grant Prideco stock	—	—	106	—
Proceeds from sale of drilling rigs	—	—	58	119
Stock repurchase program	(84)	(320)	—	—
US pension plan contributions	—	(254)	(119)	—
Debt extinguishment costs	—	(111)	(168)	—
Settlement of US interest rate swap	—	(70)	—	—
Investment in PetroAlliance	—	(12)	—	—
Acquisition of Sema plc	—	—	—	(132)
Other business acquisitions	—	(31)	—	(44)
Acquisition related payments	—	—	—	(70)
Sale of Hanover Compressor note	—	—	177	—
Discontinued operations	—	41	19	133
Other	64	35	302	181
Translation effect on net debt	(82)	(75)	(461)	(507)
Net Debt, end of period	$(1,459)	$(1,459)	$(4,176)	$(5,021)

Components of Net Debt	December 31, 2004	December 31, 2003	December 31, 2002
	Stated in millions
Cash and short-term investments	$2,997	$3,109	$1,736
Fixed income investments, held to maturity	204	223	408
Bank loans and current portion of long-term debt	(716)	(1,411)	(1,136)
Long-term debt	(3,944)	(6,097)	(6,029)
Net debt	$(1,459)	$(4,176)	$(5,021)

The following tables show the calculation of return on capital employed (including and excluding charges) for the periods indicated:

ROCE (INCLUDING CHARGES)

	Fourth Quarter of 2004	December 31, 2004	December 31, 2003	December 31, 2002
	Stated in millions, except for percentages
Numerator:
Net income from continuing operations	$351	$1,014	$398	$489
Plus minority interest	17	36	(151)	(85)
Plus interest expense	45	272	334	368
Less interest income	(15)	(56)	(52)	(69)
Less tax benefit on interest expense	(6)	(31)	(62)	(89)
Total:	$392	$1,235	$467	$614
Denominator:
Average of shareholders’ equity	$6,021	$5,878	$5,684	$8,165
Plus average net debt	1,558	2,300	4,986	5,441
Plus average minority interest	409	403	492	635
Total:	$7,988	$8,581	$11,162	$14,241
Annualized ROCE (including charges):	19%	14%	4%	4%

ROCE (EXCLUDING CHARGES)

	Fourth Quarter of 2004	December 31, 2004	December 31, 2003	December 31, 2002
	Stated in millions, except for percentages
Numerator:
Net income from continuing operations	$351	$1,014	$398	$489
Add back charges	—	199	440	208
Plus minority interest-excluding charges	17	36	(15)	(3)
Plus interest expense-excluding charges	45	209	334	368
Less interest income	(15)	(56)	(52)	(69)
Less tax benefit on interest expense	(6)	(31)	(62)	(89)
Total:	$392	$1,371	$1,043	$904
Denominator:
Average of shareholders’ equity	$6,021	$5,878	$5,684	$8,165
Plus average net debt	1,558	2,300	4,986	5,441
Plus average minority interest	409	403	492	635
Total:	$7,988	$8,581	$11,162	$14,241
Annualized ROCE (excluding charges):	19%	16%	9%	6%

The attached presentation contains forward looking statements, which include any statements that are not historical facts, such as Schlumberger’s expectations regarding business outlook; the supply of and demand for oil and natural gas; oil and natural gas production growth; opportunities in Russia and with integrated project management; the delivery of new technologies; expected financial results for Schlumberger as a whole and for each of Oilfield Services and WesternGeco; operating and capital expenditures by Schlumberger and the oil and gas industry; and the business strategies of Schlumberger and its customers. These statements involve risks and uncertainties, including, but not limited to, the global economy; changes in exploration and production spending by Schlumberger’s customers and changes in the level of oil and natural gas exploration and development; general economic and business conditions in key regions of the world; political and economic uncertainty and socio-political unrest; and other factors detailed in Schlumberger’s most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. Schlumberger disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished in response to Item 7.01:

99.1	Presentation at Howard Weil Energy Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Frank A. Sorgie
Frank A. Sorgie
Chief Accounting Officer

Date: April 4, 2005